SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      March 26, 1999
                                                -------------------------------

                                 Citigroup Inc.
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             (Exact name of registrant as specified in its charter)

         Delaware                    1-9924                   52-1568099
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      (State or other             (Commission               (IRS Employer
      jurisdiction of             File Number)              Identification No.)
      incorporation)

   153 East 53rd Street, New York, New York                    10043
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   (Address of principal executive offices)                  (Zip Code)

                                 (212) 559-1000
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              (Registrant's telephone number, including area code)
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                                 CITIGROUP INC.
                           Current Report on Form 8-K

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      Exhibits:

      Exhibit No. Description
      ----------- -----------

         1.01 Terms Agreement, dated March 26, 1999, among the Company and Salomon Smith Barney Inc., ABN AMRO Incorporated, Bear, Stearns & Co. Inc., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and NationsBanc Montgomery Securities LLC, as Underwriters, relating to the offer and sale of the Company's 6.20% Notes due March 15, 2009.

         1.02 Terms Agreement, dated March 26, 1999, among the Company and Salomon Smith Barney Inc., ABN AMRO Incorporated, Barclays Bank PLC, BBV Securities, Inc., Chase Securities Inc., Commerzbank Aktiengesellschaft, Credit Suisse First Boston Corporation, Donaldson, Lufkin & Jenrette Securities Corporation, First Chicago Capital Markets, Inc., First Union Capital Markets Corp., Lehman Brothers Inc., Rabobank International and Societe Generale, as Underwriters, relating to the offer and sale of the Company's 5.80% Notes due March 15, 2004.

         4.01     Form of Note for the Company's 6.20% Notes due March 15, 2009.

         4.02     Form of Note for the Company's 5.80% Notes due March 15, 2004.


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

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 30, 1999                            CITIGROUP INC.


                                                 By /s/ Firoz B. Tarapore
                                                    ----------------------------
                                                       Firoz B. Tarapore
                                                       Deputy Treasurer


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